EXHIBIT 10.1

THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of June 11, 2012, among (i) THERAGENICS CORPORATION, C.P. MEDICAL CORPORATION, GALT MEDICAL CORP. and NEEDLETECH PRODUCTS, INC. (each a "Borrower" and collectively the "Borrowers"), and (ii) WELLS FARGO BANK, NATIONAL ASSOCIATION, successor in interest by merger to Wachovia Bank, National Association (the "Bank").

W I T N E S S E T H :

WHEREAS, the Borrowers and Bank are parties to that certain Amended and Restated Credit Agreement, dated as of May 27, 2009 (as amended, the "Loan Agreement");

WHEREAS, Borrowers have advised Bank that Parent (as defined in the Loan Agreement) intends to repurchase certain of its Equity Interests (as defined in the Loan Agreement), for a purchase price not to exceed $10,000,000 in the aggregate (inclusive of any expenses directly resulting from any premium paid over the then current market price with respect to the Equity Interests repurchased), pursuant to a modified Dutch auction procedure to be initiated on or about June 12, 2012 (the "Specified Repurchase"), which Specified Repurchase the parties hereto acknowledge and agree is expressly permitted pursuant to Section 7.2(G) of the Loan Agreement;

WHEREAS, each Borrower has requested that Bank amend certain provisions of the Loan Agreement and Bank has so agreed, subject to the terms and conditions hereof;

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the parties hereto agree as follows:

1.           Definitions; Amendment a Loan Document.  Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Loan Agreement shall have the meaning assigned to such term in the Loan Agreement.  Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Loan Agreement shall from and after the date hereof refer to the Loan Agreement as amended hereby. This Amendment is a Loan Document.

2.           Amendments.  Effective upon satisfaction of the terms and conditions to effectiveness set forth in Section 9 hereof:

(a)           The definition of “Fixed Charge Coverage Ratio” set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety as follows:

“Fixed Charge Coverage Ratio” means for the Parent and its consolidated Subsidiaries for each fiscal quarter and the immediately preceding three (3) fiscal quarters, without duplication, the sum of (i) EBITDA for such period, plus (ii) rent and lease expense, solely to the extent deducted in the calculation of net earnings, plus (iii) recognized share-based compensation expense, solely to the extent deducted in the calculation of net earnings, plus (iv) one-time non-cash charges, solely to the extent deducted in the calculation of net earnings, including, without limitation, those related to Permitted Acquisitions, plus (v) non-cash expenses for fair value adjustments related to interest rate swaps, minus (vi) non-cash gains for fair value adjustments related to interest rate swaps, minus (vii) Capital Expenditures which are not expended as part of Permitted Acquisitions, plus (viii) Special NeedleTech Capital Expenditures, minus (ix) Restricted Payments, minus (x) all net earn-out payments made during such period in connection with Permitted Acquisitions (excluding, for the avoidance of doubt, all up-front payments made at the closing of such Permitted Acquisition, to the extent such payments constitute or could be characterized or considered as advance payment of earn-out amounts), divided by Consolidated Fixed Charges.  For non-cash items listed above in this definition, such items shall be based on the actual amounts reflected as an adjustment to reconcile net earnings to net cash provided by operating activities on the consolidated statements of cash flows for the applicable period.  For all other items listed above in this definition, such items shall be based on the actual amounts reflected in the relevant consolidated financial statements delivered for such period under the terms of this Agreement.  Notwithstanding anything to the contrary herein, to the extent (a) the Parent consummates the Specified Repurchase prior to October 31, 2012 and (b) the purchase price paid for the Parent's Equity Interests repurchased pursuant to the Specified Repurchase (including any premium paid for such Equity Interests over their then current market price, however accounted for under Generally Accepted Accounting Principles, but excluding any direct and incremental transaction costs and expenses) does not exceed $10,000,000 in the aggregate, then, with respect to the fiscal quarter in which the Specified Repurchase is consummated, the Bank agrees for purposes of calculating the Fixed Charge Coverage Ratio, to permit the Parent and its consolidated Subsidiaries to (1) exclude from Restricted Payments (x) up to $10,000,000 in the aggregate for the purchase price paid for the Parent's Equity Interests repurchased pursuant to the Specified Repurchase (including any premium paid for such Equity Interests over their then current market price, however accounted for under Generally Accepted Accounting Principles, but excluding any direct and incremental transaction costs and expenses otherwise added back to EBITDA pursuant to clause (2) hereinbelow), and (y) up to $400,000 in the aggregate of direct and incremental transaction costs and expenses to the extent not treated as operating costs and not otherwise included as an addback to EBITDA pursuant to clause (2) hereinbelow, and (2) add to EBITDA up to $400,000 in the aggregate of direct and incremental transaction costs and expenses (to the extent deducted from the calculation of Net Income) incurred in connection with the Specified Repurchase.

(b)           The following new definition is hereby added to Section 1.1 of the Loan Agreement in proper alphabetical order as follows:

"Specified Repurchase" shall have the meaning assigned to such term in the Third Amendment to Amended and Restated Credit Agreement, dated as of June 11, 2012, by and among the Borrowers and the Bank.

(c)           Exhibit A, Form of Compliance Certificate, attached to the Loan Agreement is hereby deleted and the revised Form of Compliance Certificate that is attached hereto as Exhibit A and incorporated herein by reference, is hereby substituted as a new Exhibit A to the Loan Agreement.

3.           Restatement of Representations and Warranties.  Each Borrower hereby represents and warrants that, as of the date of this Amendment, and after giving effect to the terms of this Amendment, there exists no Default or Event of Default. Each Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Loan Agreement and the other Loan Documents as fully as if made on the date hereof, except to the extent (i) expressly amended in Section 2 above and (ii) that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and complete on and as of such earlier date).

4.           Effect of Amendment; No Novation or Mutual Departure.  Each Borrower expressly acknowledges and agrees that there has not been, and this Amendment does not constitute or establish, a novation with respect to the Loan Agreement or any of the Loan Documents or any debt or other obligations owed by any Borrower to Bank. The amendments set forth in Section 2 above shall be deemed to have prospective application only, unless otherwise specifically stated herein. Notwithstanding the foregoing, the agreements of Bank contained in this Amendment shall not (i) apply to any other past, present or future noncompliance with any provision of the Loan Agreement or any of the other Loan Documents, (ii) impair or otherwise adversely affect Bank's right at any time to exercise any right or remedy in connection with the Loan Agreement or any of the other Loan Documents, or (iii) except as expressly set forth in Section 2 above, (1) amend, modify or otherwise alter any provision of the Loan Agreement or any of the other Loan Documents, or (2) constitute a mutual departure from the terms, covenants, conditions and agreements contained in the Loan Agreement or any of the other Loan Documents other than as expressly agreed to in Section 2 above. Nothing in this Amendment shall affect or limit Bank's right to require payment of debt and other obligations owing from any Borrower to Bank under, or to require strict performance of the terms, covenants, conditions and agreements contained in the Loan Agreement and the other Loan Documents, to exercise any and all rights, powers and remedies under the Loan Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default.

5.           Borrowers' Ratification, Reaffirmation and Release.  Each Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Loan Agreement, as amended herein, and the other Loan Documents effective as of the date hereof. Each Borrower acknowledges, agrees, represents and warrants that the Loan Agreement and the other Loan Documents, as amended and affected by this Amendment, constitute legal, valid, binding and enforceable obligations of each Borrower as of this date, free from any defense, counterclaim, offset or recoupment. Each Borrower hereby waives, releases and discharges Bank from any and all claims, demands, actions or causes of action arising out of or in any way relating to the Loans and the other Obligations, the Loan Agreement and the other Loan Documents and any documents, agreements, dealings, or other matters connected with the Loans, any letter of credit or other Obligations,  including, without limitation, all known and unknown matters, claims, transactions, or things occurring prior to the date of this Amendment related to the Loans, any letter of credit or other Obligations.

2

6.           Counterparts; Section References; Acceptance of Agreement.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby. To the fullest extent permitted under applicable law, each Borrower hereby waives notice of Bank's acceptance of this Amendment.

7.           Further Assurances; Reimbursement of Bank Expenses.  Each Borrower agrees to take such further actions as Bank shall reasonably request in connection with this Amendment to evidence the agreements contained in this Amendment. The Borrowers agree to pay directly or reimburse Bank for all of Bank's fees and expenses outstanding relating to the Loan Agreement, including, but not limited to, any and all filing fees, recording fees, and expenses and Attorneys’ Fees of Bank's legal counsel, incurred in connection with the preparation, amendment or modification of this Amendment (and any prior amendments), the Loan Agreement, and any and all documents executed and delivered in connection herewith or therewith.

8.           Governing Law; Severability; Successors and Assigns.  This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia. If any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Amendment. This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties; provided however, that no Borrower may assign or transfer its interest hereunder without Bank's prior written consent.

9.           Conditions Precedent, Etc.  This Amendment shall become effective only upon (a) execution and delivery of this Amendment by the parties hereto and (b) payment to Bank, in immediately available funds in accordance with Bank's instructions, of a fully earned and non-refundable amendment fee equal to $20,000 for the benefit of Bank.

[SIGNATURES CONTAINED ON FOLLOWING PAGES]

3

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties hereto as of the day and year first above written.

LENDER: WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Alicia Cullens Watkins Name: Alicia Cullens Watkins Title: Vice President
BORROWERS:

THERAGENICS CORPORATION

By: /s/ Francis J. Tarallo
Name: Francis J. Tarallo
Title: CFO

C.P. MEDICAL CORPORATION

By: /s/ Lynn M. Rogers
Name: Lynn M. Rogers
Title: Secretary and Treasurer

GALT MEDICAL CORP.

By: /s/ Lynn M. Rogers
Name: Lynn M. Rogers
Title: Secretary and Treasurer

NEEDLETECH PRODUCTS, INC.

By: /s/ Lynn M. Rogers
Name: Lynn M. Rogers
Title: Secretary and Treasurer

4

EXHIBIT A

FORM OF COMPLIANCE CERTIFICATE
COMPLIANCE CERTIFICATE
FOR THE PERIOD ENDING _______________

To:          WELLS FARGO BANK, NATIONAL ASSOCIATION
171 17th St., 5th Floor
MC 4507
Atlanta, GA  30363
Attn:  _______________

Pursuant to that certain Amended and Restated Credit Agreement, dated as of May 27, 2009 (as amended from time to time, the “Credit Agreement”, capitalized terms used herein as therein defined), among THERAGENICS CORPORATION, a Delaware corporation and the other “Borrowers” thereto (collectively, the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Bank”), the undersigned submits this Compliance Certificate and certifies that the covenants and financial tests described in the Credit Agreement are as follows:

I. Financial Statements and Reports	Compliance
(Please Indicate)
A. Annual CPA audited, Fiscal Year-End financial
statements within 120 days after each Fiscal Year-End	Yes No

B. Quarterly unaudited financial statements within 45 days
after each Quarter-End	Yes No

II. Senior Liabilities to Tangible Net Worth

Maximum of 1.5 to 1.0 allowed.
As of the Quarter ending _______________

$_________ /$__________ = __________	Yes No
Senior Liabilities TNW Ratio

III. Fixed Charge Coverage Ratio

Fiscal Quarter Ending	Required Ratio
June 30, 2010	1.05 to 1.00
September 30, 2010	1.10 to 1.00
December 31, 2010	1.15 to 1.00
March 31, 2011 and each fiscal quarter thereafter	1.25 to 1.00

5

As of the Quarter ending _______________

$____________	/$____________	= ____________	Yes	No
The sum of  (i) EBITDA for such period, plus (ii) rent and lease expense, solely to the extent deducted in the calculation of net earnings, plus (iii) recognized share-based compensation expense, solely to the extent deducted in the calculation of net earnings, plus (iv) one-time non-cash charges, solely to the extent deducted in the calculation of net earnings, including, without limitation, those related to Permitted Acquisitions, plus (v) non-cash expenses for fair value adjustments related to interest rate swaps, minus (vi) non-cash gains for fair value adjustments related to interest rate swaps, minus (vii) Capital Expenditures which are not expended as part of Permitted Acquisitions, plus (viii) Special NeedleTech Capital Expenditures, minus (ix) Restricted Payments, minus (x) all net earn-out payments made during such period in connection with Permitted Acquisitions (excluding, for the avoidance of doubt, all up-front payments made at the closing of such Permitted Acquisition, to the extent such payments constitute or could be characterized or considered as advance payment of earn-out amounts).  Notwithstanding anything to the contrary herein, to the extent (a) the Parent consummates the Specified Repurchase prior to October 31, 2012 and (b) the purchase price paid for the Parent's Equity Interests repurchased pursuant to the Specified Repurchase (including any premium paid for such Equity Interests over their then current market price, however accounted for under Generally Accepted Accounting Principles, but excluding any direct and incremental transaction costs and expenses) does not exceed $10,000,000 in the aggregate, then, with respect to the fiscal quarter in which the Specified Repurchase is consummated, the Bank agrees for purposes of calculating the Fixed Charge Coverage Ratio, to permit the Parent and its consolidated Subsidiaries to (1) exclude from Restricted Payments (x) up to $10,000,000 in the aggregate for the purchase price paid for the Parent's Equity Interests repurchased pursuant to the Specified Repurchase (including any premium paid for such Equity Interests over their then current market price, however accounted for under Generally Accepted Accounting Principles, but excluding any direct and incremental transaction costs and expenses otherwise added back to EBITDA pursuant to clause (2) hereinbelow), and (y) up to $400,000 in the aggregate of direct and incremental transaction costs and expenses to the extent not treated as operating costs and not otherwise included as an addback to EBITDA pursuant to clause (2) hereinbelow, and (2) add to EBITDA up to $400,000 in the aggregate of direct and incremental transaction costs and expenses (to the extent deducted from the calculation of Net Income) incurred in connection with the Specified Repurchase.

	Fixed Charges	Ratio

6

IV. Liquid Assets
Minimum of $10,000,000 required

Actual Liquid Assets for this
reporting period equals $_____________	Yes No

V. Acquisitions
Maximum $7,500,000 during life of Loans
Actual cumulative amount of Acquisitions
equals $_____________	Yes No

VI. Purchase Money Debt
Maximum $1,000,000 per fiscal year
Actual cumulative purchase money debt for
subject fiscal year equals $_____________	Yes No

A.           The undersigned has individually reviewed the provisions of the Credit Agreement and a review of the activities of Borrower during the period covered by this Compliance Certificate has been made in reasonable detail by or under the supervision of the undersigned with a view to determining whether Borrower has kept, observed, performed and fulfilled all of its obligations under the Credit Agreement.

B.           Such review did not disclose, and I have no knowledge of, the existence of any Default or Event of Default which has occurred and is continuing [except as disclosed on the attachment hereto].

Executed this ______ day of __________________, 20___.

THERAGENICS CORPORATION

By:

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SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of February 17, 2012, among (i) THERAGENICS CORPORATION, C.P. MEDICAL CORPORATION, GALT MEDICAL CORP. and NEEDLETECH PRODUCTS, INC. (each a "Borrower" and collectively the "Borrowers"), and (ii) WELLS FARGO BANK, NATIONAL ASSOCIATION, successor in interest by merger to Wachovia Bank, National Association (the "Bank");

W I T N E S S E T H :

WHEREAS, the Borrowers and Bank are parties to that certain Amended and Restated Credit Agreement, dated as of May 27, 2009 (as amended, the "Loan Agreement");

WHEREAS, each Borrower has requested that Bank amend certain provisions of the Loan Agreement and Bank has so agreed, subject to the terms and conditions hereof;

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the parties hereto agree as follows:

1.           Definitions; Amendment a Loan Document.  Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Loan Agreement shall have the meaning assigned to such term in the Loan Agreement.  Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Loan Agreement shall from and after the date hereof refer to the Loan Agreement as amended hereby. This Amendment is a Loan Document.

2.           Amendments.

(a)         Effective upon satisfaction of the terms and conditions to effectiveness set forth in Section 9 hereof, the definition of “Fixed Charge Coverage Ratio” set forth in Section 1.1 of the Loan Agreement is amended and restated in its entirety as follows:

      “Fixed Charge Coverage Ratio” means for the Parent and its consolidated Subsidiaries for each fiscal quarter and the immediately preceding three (3) fiscal quarters, without duplication, the sum of  (i) EBITDA for such period, plus (ii) rent and lease expense, solely to the extent deducted in the calculation of net earnings, plus (iii) recognized share-based compensation expense, solely to the extent deducted in the calculation of net earnings, plus (iv) one-time non-cash charges, solely to the extent deducted in the calculation of net earnings, including, without limitation, those related to Permitted Acquisitions, plus (v) non-cash expenses for fair value adjustments related to interest rate swaps, minus (vi) non-cash gains for fair value adjustments related to interest rate swaps, minus (vii) Capital Expenditures which are not expended as part of Permitted Acquisitions, plus (viii) Special NeedleTech Capital Expenditures, minus (ix) Restricted Payments, minus (x) all net earn-out payments made during such period in connection with Permitted Acquisitions (excluding, for the avoidance of doubt, all up-front payments made at the closing of such Permitted Acquisition, to the extent such payments constitute or could be characterized or considered as advance payment of earn-out amounts), divided by Consolidated Fixed Charges.   For non-cash items listed above in this definition, such items shall be based on the actual amounts reflected as an adjustment to reconcile net earnings to net cash provided by operating activities on the consolidated statements of cash flows for the applicable period.  For all other items listed above in this definition, such items shall be based on the actual amounts reflected in the relevant consolidated financial statements delivered for such period under the terms of this Agreement.

(b)         Exhibit A, Form of Compliance Certificate, attached to the Loan Agreement is hereby deleted and the revised Form of Compliance Certificate that is attached to this Amendment as Exhibit A and incorporated herein by this reference, is hereby substituted as a new Exhibit A to the Agreement.

(c)         Upon consummation by Parent of the “COI Acquisition” (as defined in the consent letter dated the date of this Amendment, executed by Bank in favor of Parent; the “COI Consent Letter”), Schedule 6.16 to the Loan Agreement shall be deemed to have been supplemented to add the registered patents, trademarks, trade names and service marks set forth on Exhibit B attached to this Amendment and incorporated herein by this reference.

(d)         Upon consummation by Parent of the COI Acquisition, Schedule 6.24 to the Loan Agreement shall be deemed to have been supplemented to add the additional Material Contracts set forth on Exhibit C attached hereto and incorporated herein by this reference.

3.           Restatement of Representations and Warranties.  Each Borrower hereby represents and warrants that, as of the date of this Amendment, and after giving effect to the terms of this Amendment, there exists no Default or Event of Default. Each Borrower hereby restates and renews each and every representation and warranty heretofore made by it in the Loan Agreement and the other Loan Documents as fully as if made on the date hereof, except to the extent (i) expressly amended in Section 2 above and (ii) that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and complete on and as of such earlier date).

4.           Effect of Amendment; No Novation or Mutual Departure.  Each Borrower expressly acknowledges and agrees that there has not been, and this Amendment does not constitute or establish, a novation with respect to the Loan Agreement or any of the Loan Documents or any debt or other obligations owed by any Borrower to Bank. The amendments set forth in Section 2 above shall be deemed to have prospective application only, unless otherwise specifically stated herein. Notwithstanding the foregoing, the agreements of Bank contained in this Amendment shall not (i) apply to any other past, present or future noncompliance with any provision of the Loan Agreement or any of the other Loan Documents, (ii) impair or otherwise adversely affect Bank's right at any time to exercise any right or remedy in connection with the Loan Agreement or any of the other Loan Documents, or (iii) except as expressly set forth in Section 2 above, (1) amend, modify or otherwise alter any provision of the Loan Agreement or any of the other Loan Documents, or (2) constitute a mutual departure from the terms, covenants, conditions and agreements contained in the Loan Agreement or any of the other Loan Documents other than as expressly agreed to in Section 2 above. Nothing in this Amendment shall affect or limit Bank's right to require payment of debt and other obligations owing from any Borrower to Bank under, or to require strict performance of the terms, covenants, conditions and agreements contained in the Loan Agreement and the other Loan Documents, to exercise any and all rights, powers and remedies under the Loan Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of a Default or an Event of Default.

5.           Borrowers' Ratification, Reaffirmation and Release.  Each Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Loan Agreement, as amended herein, and the other Loan Documents effective as of the date hereof. Each Borrower acknowledges, agrees, represents and warrants that the Loan Agreement and the other Loan Documents, as amended and affected by this Amendment, constitute legal, valid, binding and enforceable obligations of each Borrower as of this date, free from any defense, counterclaim, offset or recoupment. Each Borrower hereby waives, releases and discharges Bank from any and all claims, demands, actions or causes of action arising out of or in any way relating to the Loans and the other Obligations, the Loan Agreement and the other Loan Documents and any documents, agreements, dealings, or other matters connected with the Loans, any letter of credit or other Obligations,  including, without limitation, all known and unknown matters, claims, transactions, or things occurring prior to the date of this Amendment related to the Loans, any letter of credit or other Obligations.

6.           Counterparts; Section References; Acceptance of Agreement.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and transmitted by facsimile to the other parties, each of which when so executed and delivered by facsimile shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby. To the fullest extent permitted under applicable law, each Borrower hereby waives notice of Bank's acceptance of this Amendment.

7.           Further Assurances; Reimbursement of Bank Expenses.  Each Borrower agrees to take such further actions as Bank shall reasonably request in connection with this Amendment to evidence the agreements contained in this Amendment. The Borrowers agree to pay directly or reimburse Bank for all of Bank's fees and expenses outstanding relating to the Loan Agreement, including, but not limited to, any and all filing fees, recording fees, and expenses and Attorneys’ Fees of Bank's legal counsel, incurred in connection with the preparation, amendment or modification of this Amendment (and any prior amendments), the Loan Agreement, and any and all documents executed and delivered in connection herewith or therewith.

8.           Governing Law; Severability; Successors and Assigns.  This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia. If any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this Amendment. This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties; provided however, that no Borrower may assign or transfer its interest hereunder without Bank's prior written consent.

9.           Conditions Precedent, Etc.  This Amendment shall become effective only upon execution and delivery of this Amendment by the parties hereto; provided, however, the parties acknowledge that COI Purchase Agreement (as defined in the letter agreement executed by the Bank as of February 17, 2012) closed as of the date hereof, subject to payment of the Closing Cash Payment (as defined in the COI Purchase Agreement) on Tuesday, February 21, 2012, which is the first opportunity to wire the payment; provided, further, if for any reason the Closing Cash Payment (as defined in the COI Purchase Agreement) is not made on Tuesday, February 21, 2012, the Bank has the right to declare this Amendment and all related documents rescinded, in which case the parties hereto shall be returned to their status quo prior to execution of this Amendment, as if the same had never been executed.

[SIGNATURES CONTAINED ON FOLLOWING PAGES]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties hereto as of the day and year first above written.

LENDER: WELLS FARGO BANK, NATIONAL ASSOCIATION		BORROWERS: THERAGENICS CORPORATION

By:	/s/ Zachariah Cohen	By:	/s/ Francis J. Tarallo
Name:	Zachariah Cohen	Name:	Francis J. Tarallo
Title:	Senior Vice President	Title:	CFO

C.P. MEDICAL CORPORATION

		By:	/s/ Lynn Rogers
		Name:	Lynn Rogers
		Title:	Secretary & Treasurer

GALT MEDICAL CORP.

		By:	/s/ Lynn Rogers
		Name:	Lynn Rogers
		Title:	Secretary & Treasurer

NEEDLETECH PRODUCTS, INC.

		By:	/s/ Lynn Rogers
		Name:	Lynn Rogers
		Title:	Secretary & Treasurer

EXHIBIT A

FORM OF COMPLIANCE CERTIFICATE
COMPLIANCE CERTIFICATE
FOR THE PERIOD ENDING _______________

To:	WELLS FARGO BANK, NATIONAL ASSOCIATION
171 17th St., 5th Floor
MC 4507
Atlanta, GA 30363
Attn:

Pursuant to that certain Amended and Restated Credit Agreement, dated as of May 27, 2009 (as amended from time to time, the “Credit Agreement”, capitalized terms used herein as therein defined), among THERAGENICS CORPORATION, a Delaware corporation and the other “Borrowers” thereto (collectively, the “Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Bank”), the undersigned submits this Compliance Certificate and certifies that the covenants and financial tests described in the Credit Agreement are as follows:

I.	Financial Statements and Reports			Compliance
(Please Indicate)
A.	Annual CPA audited, Fiscal Year-End financial
	statements within 120 days after each Fiscal Year-End			Yes No

B.	Quarterly unaudited financial statements within 45 days
	after each Quarter-End			Yes No

II.	Senior Liabilities to Tangible Net Worth

Maximum of 1.5 to 1.0 allowed.
As of the Quarter ending

	$_________	/$__________ = ________		Yes No
	Senior Liabilities	TNW	Ratio

III.	Fixed Charge Coverage Ratio

Fiscal Quarter Ending	Required Ratio
June 30, 2010	1.05 to 1.00
September 30, 2010	1.10 to 1.00
December 31, 2010	1.15 to 1.00
March 31, 2011 and each fiscal quarter thereafter	1.25 to 1.00

As of the Quarter ending

$____________	/$____________	= ____________	Yes	No

The sum of  (i) EBITDA for such period, plus (ii) rent and lease expense, solely to the extent deducted in the calculation of net earnings, plus (iii) recognized share-based compensation expense, solely to the extent deducted in the calculation of net earnings, plus (iv) one-time non-cash charges, solely to the extent deducted in the calculation of net earnings, including, without limitation, those related to Permitted Acquisitions, plus (v) non-cash expenses for fair value adjustments related to interest rate swaps, minus (vi) non-cash gains for fair value adjustments related to interest rate swaps, minus (vii) Capital Expenditures which are not expended as part of Permitted Acquisitions, plus (viii) Special NeedleTech Capital Expenditures, minus (ix) Restricted Payments, minus (x) all net earn-out payments made during such period in connection with Permitted Acquisitions (excluding, for the avoidance of doubt, all up-front payments made at the closing of such Permitted Acquisition, to the extent such payments constitute or could be characterized or considered as advance payment of earn-out amounts).

	Fixed Charges	Ratio

IV.	Liquid Assets
Minimum of $10,000,000 required

Actual Liquid Assets for this
	reporting period equals $	Yes No

V.	Acquisitions
Maximum $7,500,000 during life of Loans
Actual cumulative amount of Acquisitions
	equals $	Yes No

VI.	Purchase Money Debt
Maximum $1,000,000 per fiscal year
Actual cumulative purchase money debt for
	subject fiscal year equals $	Yes No

    A.           The undersigned has individually reviewed the provisions of the Credit Agreement and a review of the activities of Borrower during the period covered by this Compliance Certificate has been made in reasonable detail by or under the supervision of the undersigned with a view to determining whether Borrower has kept, observed, performed and fulfilled all of its obligations under the Credit Agreement.

    B.           Such review did not disclose, and I have no knowledge of, the existence of any Default or Event of Default which has occurred and is continuing [except as disclosed on the attachment hereto].

    Executed this               day of                                   , 20       .

THERAGENICS CORPORATION By:

Exhibit B to Second Amendment    Supplement to Schedule 6.16 to Amended and Restated Credit Agreement

Registered Intellectual Property acquired at Closing of Acquisition

Patents

Patent Family	Patent Title	Product Name	Regulatory Authority	Application #	Patent #
1100 - Automated Radioisotope Seed Cartridge	Automated Radioisotope Seed Cartridge	Isoloader	Canada - PTO		2,410,474
1100 - Automated Radioisotope Seed Cartridge	Automated Radioisotope Seed Cartridge	Isoloader	United States - Patent & Trademark Office		6,616,593
1100 - Automated Radioisotope Seed Cartridge	Loading Clip For Radioisotope Seeds	Isoloader	United States - Patent & Trademark Office	09/658,636	6,599,231
1110 - Automated Radioisotope Seed Loader System for Implant Needles	Automated Radioisotope Seed Loader System for Implant Needles	Isoloader	United States - Patent & Trademark Office	09/587,624	6,537,192
1110 - Automated Radioisotope Seed Loader System for Implant Needles	Automated Radioisotope Seed Loader System for Implant Needles	Isoloader	United States - Patent & Trademark Office	10/355,603	7,229,400
1110 - Automated Radioisotope Seed Loader System for Implant Needles	Radioisotope Seed Loader System for Implant Needles	Isoloader	Canada - PTO	2,409,977	2,409,977
1120 - Automated Implantation System for Radioisotope Seeds	Automated Implantation System for Radioisotope Seeds	Isoloader	United States - Patent & Trademark Office		6,869,390
1120 - Automated Implantation System for Radioisotope Seeds	Automated Implantation System for Radioisotope Seeds	Isoloader	United States - Patent & Trademark Office	11/086,779	7,959,548
1140 - Selectively Loadable/Sealable Bioresorbable Carrier Assembly for Radioisotope Seeds	Selectively Loadable/Sealable Bioresorbable Carrier Assembly for Radioisotope Seeds	Isostrand	United States - Patent & Trademark Office	10/853,575	7,351,192
1190 - Seed Magazine	Seed Magazine	C-20	United States - Patent & Trademark Office		6,953,426
1190 - Seed Magazine	Seed Magazine	C-20	United States - Patent & Trademark Office		7,513,862

Exhibit B to Second Amendment    Supplement to Schedule 6.16 to Amended and Restated Credit Agreement

Registered Intellectual Property acquired at Closing of Acquisition

Continued on page 2

Trademarks

Trademark	Regulatory Authority	Application #	Registration #
CORE C20 & DESIGN	United States - Patent & Trademark Office	77/895672	3824838
ISOCARTRIDGE	United States - Patent & Trademark Office	78/025050	2696624
ISOCHECK	United States - Patent & Trademark Office	76/470467	2843718
ISOLOADER	Canada - PTO	1094768	TMA621222
ISOLOADER	Mexico - IP	473787	702903
ISOLOADER	United States - Patent & Trademark Office	78/025042	2642888
ISOLOADER & DESIGN	United States - Patent & Trademark Office	78/156979	2849393
ISOSTRAND	United States - Patent & Trademark Office	78/212626	2988014

EXHIBIT C

Supplement to Schedule 6.24 to
Amended and Restated Credit Agreement

Asset Purchase Agreement dated as of the date hereof, by and between Core Oncology, Inc., as seller, and Theragenics Corporation, as purchaser.